LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2021 (Unaudited)

COMMON STOCKS - 99.0%	Shares	Value
Aerospace & Defense - 2.7%
Honeywell International, Inc.	7,000	$1,519,490

Banks - 9.5%
Comerica, Inc.	15,000	1,076,100
Cullen/Frost Bankers, Inc.	5,000	543,800
Truist Financial Corp.	32,375	1,888,110
Zions Bancorp N.A.	32,500	1,786,200
		5,294,210
Beverages - 5.3%
The Coca-Cola Co.	12,500	658,875
Keurig Dr Pepper, Inc.	22,500	773,325
PepsiCo, Inc.	11,000	1,555,950
		2,988,150
Chemicals - 8.5%
Air Products & Chemicals, Inc.	3,500	984,690
Corteva, Inc.	22,500	1,048,950
DuPont de Nemours, Inc.	14,500	1,120,560
Ecolab, Inc.	5,000	1,070,350
The Sherwin-Williams Co.	700	516,607
		4,741,157
Communications Equipment - 1.0%
QUALCOMM, Inc.	4,200	556,878

Computers & Peripherals - 3.8%
Apple, Inc.	17,500	2,137,625

Construction Materials - 1.2%
Martin Marietta Materials, Inc.	2,000	671,640

Consumer Finance - 1.9%
American Express Company	7,500	1,060,800

Electrical Equipment & Instruments - 2.9%
Roper Technologies, Inc.	4,000	1,613,360

Electronic Equipment & Instruments - 5.9%
FLIR Systems, Inc.	24,500	1,383,515
Trimble, Inc. (a)	25,000	1,944,750
		3,328,265
Health Care Equipment & Supplies - 1.6%
Stryker Corp.	3,700	901,246

Internet & Catalog Retail - 3.3%
Amazon.com, Inc. (a)	600	1,856,448

IT Consulting & Services - 4.6%
Black Knight, Inc. (a)	10,000	739,900
Broadridge Financial Solutions, Inc.	5,500	842,050
PayPal Holdings, Inc. (a)	4,200	1,019,928
		2,601,878
Machinery - 2.4%
Xylem, Inc.	12,500	1,314,750

Media & Entertainment - 7.9%
Alphabet, Inc. - Class A (a)	1,400	2,887,528
Pinterest, Inc. - Class A (a)	11,500	851,345
The Walt Disney Co. (a)	3,600	664,272
		4,403,145
Multiline Retail - 2.2%
Dollar Tree, Inc. (a)	10,500	1,201,830

Oil & Gas & Consumable Fuels - 4.8%
Chevron Corp.	5,000	523,950
Devon Energy Corporation	43,902	959,259
Pioneer Natural Resources Co.	7,500	1,191,150
		2,674,359
Oil, Gas & Consumable Fuels - 1.6%
Kinder Morgan, Inc.	52,500	874,125

Pharmaceuticals - 7.4%
Abbott Laboratories	17,500	2,097,200
Zoetis, Inc.	13,000	2,047,240
		4,144,440
Professional Services - 2.5%
Verisk Analytics, Inc.	8,000	1,413,520

Software - 11.3%
Adobe, Inc. (a)	3,700	1,758,869
Microsoft Corp.	8,000	1,886,160
Oracle Corp.	27,500	1,929,675
Sprout Social, Inc. - Class A (a)	13,000	750,880
		6,325,584
Software & Services - 2.6%
Akamai Technologies, Inc. (a)	14,500	1,477,550

Specialty Retail - 2.7%
The Home Depot, Inc.	5,000	1,526,250

Textiles, Apparel & Luxury Goods - 1.4%
VF Corp.	10,000	799,200

TOTAL COMMON STOCKS
(Cost $25,902,260)		55,425,900

SHORT-TERM INVESTMENT - 1.2%
Money Market Fund - 1.2%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03% (b)	641,117	641,117

TOTAL SHORT-TERM INVESTMENT
(Cost $641,117)		641,117

Total Investments - 100.2%		56,067,017
(Cost $26,543,377)
Liabilities in Excess of Other Assets - (0.2)%		(87,369)
TOTAL NET ASSETS - 100.0%		$55,979,648

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc.
("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Fair Value Measurement Summary at March 31, 2021 (Unaudited)

Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded.  Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price ("NOCP").  Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets.  Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded.  Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing  service.  Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded.  Forward contracts are valued based on the forward rate using information provided by an independent pricing service.  Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees.  The Board of Trustees has established policies and procedures for that authorize the Adviser to fair value a security in good faith under certain circumstances.  The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund's portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs') used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market  participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 -  Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 -  Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of March 31, 2021, the Fund's assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$55,425,900	$–	$–	$55,425,900
Short-Term Investment	641,117	–	–	641,117
Total Investments	$56,067,017	$–	$–	$56,067,017